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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert Clements, Peter A. Appel and John
D. Vollaro as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign Arch Capital Group Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2001 and any and all amendments and supplements thereto, and to file the same with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                                         Date
---------                        -----                                         ----

/s/ Peter A. Appel               President and Chief Executive            March 12, 2002
---------------------------      Officer (Principal Executive
Peter A. Appel                   Officer) and Director

/s/ Robert Clements              Chairman and Director                    March 12, 2002
---------------------------
Robert Clements

/s/ John D. Vollaro              Executive Vice President and             March 12, 2002
---------------------------      Chief Financial Officer
John D. Vollaro

/s/ John L. Bunce, Jr.           Director                                 March 12, 2002
---------------------------
John L. Bunce, Jr.

/s/ Paul B. Ingrey               Director                                 March 12, 2002
---------------------------
Paul B. Ingrey

/s/ Constantine Iordanou         Director                                 March 12, 2002
---------------------------
Constantine Iordanou

/s/ Kewsong Lee                  Director                                 March 12, 2002
---------------------------
Kewsong Lee

/s/ James J. Meenaghan           Director                                 March 12, 2002
---------------------------
James J. Meenaghan

/s/ John M. Pasquesi             Director                                 March 12, 2002
---------------------------
John M. Pasquesi

/s/ Robert F. Works              Director                                 March 12, 2002
---------------------------
Robert F. Works